SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                            PALMETTO BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Palmetto Bancshares, Inc. to be held on April 18, 2000, at 3:00 p.m. at The Palmetto Bank, Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina.

         The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Palmetto Bancshares, Inc., as well as representatives of KPMG LLP, our independent auditors, will be present to respond to any questions shareholders may have.

         To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote will be counted if you are unable to attend.

                                  Sincerely,



                                  L. Leon Patterson
                                  Chairman and
                                  Chief Executive Officer

                            PALMETTO BANCSHARES, INC.
                               301 HILLCREST DRIVE
                                  P. O. BOX 49
                          LAURENS, SOUTH CAROLINA 29360


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2000



To the Shareholders of Palmetto Bancshares, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Palmetto Bancshares, Inc. (the "Company") will be held on April 18, 2000, at 3:00 p.m. at The Palmetto Bank, Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina, for the following purposes:

         1. To elect three Directors to hold office until their respective terms expire or until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 3, 2000 will be entitled to vote at the Annual Meeting.

                                         By Order of the Board of Directors,


                                         L. Leon Patterson
                                         Chairman


Laurens, South Carolina
March 17, 2000

         PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU WISH, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING.

                            PALMETTO BANCSHARES, INC.
                               301 HILLCREST DRIVE
                                  P. O. BOX 49
                          LAURENS, SOUTH CAROLINA 29360

                                 PROXY STATEMENT
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 18, 2000


         This Notice of Annual Meeting, Proxy Statement and Proxy (these "Proxy Materials") are being furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Palmetto Bancshares, Inc. (the "Company"). This solicitation is being made in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 18, 2000, at 3:00 p.m. at The Palmetto Bank, Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina.

VOTING MATTERS

     Shareholders of record as of the close of business on March 3, 2000 will be entitled to vote at the Annual Meeting. At the close of business on March 3, 2000, there were 6,236,034 shares of the Company's $5.00 par value common stock ("Common Stock") outstanding. All share amounts set forth in this Proxy Statement have been restated to give effect to the two-for-one stock split, effected in the form of a 100% stock dividend, of the Company, to shareholders of record on January 3, 2000 (the "Stock Split"). Holders of Common Stock are entitled to one vote per share on each of the matters presented at the Annual Meeting or any adjournments thereof. Shares may be voted in person or by proxy. The presence, either in person or by proxy, of holders of shares representing fifty-one percent of the outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

REVOCABILITY OF PROXY

     Shares represented by a properly executed proxy in the accompanying form and given by a shareholder, and not revoked, will be voted in accordance with such instructions. As stated in the Proxy, if a returned Proxy does not specify otherwise, the shares represented thereby will be voted in favor of the proposals set forth herein. Proxies may be revoked at any time prior to their being voted at the Annual Meeting by oral or written notice to Palmetto Bancshares, Inc., 301 Hillcrest Drive, P. O. Box 49, Laurens, South Carolina 29360, Attn: Teresa M. Crabtree, Corporate Secretary, (864) 984-8321, or by execution and delivery of a subsequent proxy or by attendance and voting in person at the Annual Meeting.

SOLICITATION OF PROXIES

     This solicitation of proxies is being made by the Company, and the Company will bear the cost of this proxy solicitation, including the cost of preparing, handling, printing and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. Proxies may also be solicited by telephone or through personal solicitation conducted by regular employees of the Company. Banks, brokers and other custodians are requested to forward proxy solicitation material to their customers where appropriate, and the Company will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses in sending the proxy material to beneficial owners of the shares.

                              ELECTION OF DIRECTORS
                               ITEM 1 ON THE PROXY

NOMINATIONS FOR ELECTION OF DIRECTORS

       The Company's Board of Directors is currently comprised of twelve persons. The Board of Directors is divided into three classes of Directors with each class being elected for staggered three-year terms. Directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes with respect to Nominees (as defined below) will not be considered to be either affirmative or negative votes.

IDENTIFICATION OF NOMINEES

       Management proposes to nominate to the Board of Directors the three persons listed as nominees (the "Nominees") in the table below. Each of the Nominees is currently serving as a Company Director. Each Nominee, if elected, will serve until the expiration of his respective term and until such Nominee's successor is duly qualified. Unless authority to vote with respect to the election of one or more Nominees is "WITHHELD," it is the intention of the persons named in the accompanying Proxy to vote such Proxy for the election of these Nominees. Management believes that all such Nominees will be available and able to serve as Directors. However, should any Nominee become unable to accept nomination or election, it is the intention of the person named in the Proxy, unless otherwise specifically instructed in the Proxy, to vote for the election of such other persons as management may recommend.

       The following table sets forth the names and ages of the three Nominees for Directors* and the Directors continuing in office, the positions and offices with the Company held by each such person, and the period that each such person has served as a Director of the Company.

                                                       POSITION OR                                         DIRECTOR
NAME                                 AGE               OFFICE WITH THE COMPANY                             SINCE
----                                 ---               -----------------------                             -----
NOMINEES FOR DIRECTORS
                                                 TERMS TO EXPIRE IN 2003
L. Leon Patterson                     58             Director, Chairman of the Board and                    1971
                                                     Chief Executive Officer
J. David Wasson, Jr.                  54             Director                                               1979
William S. Moore                      54             Director                                               1997

DIRECTORS CONTINUING IN OFFICE
                                                 TERMS EXPIRING IN 2001
W. Fred Davis, Jr.                    56             Director                                               1978
David P. George, Jr.                  59             Director                                               1973
Michael D. Glenn                      59             Director                                               1994
Ann B. Smith                          39             Director                                               1997

                                                  TERMS EXPIRING IN 2002
John T. Gramling, II                  58             Director                                               1984
James M. Shoemaker, Jr.               67             Director                                               1984
Paul W. Stringer                      56             Director, President and Chief Operating Officer        1986
Edward K. Snead                       40             Director                                               1997

* James A. Cannon is currently on the Board of Directors, but is not standing for reelection because he has reached the mandatory retirement age for directors.

BUSINESS EXPERIENCE OF NOMINEES AND DIRECTORS

       Mr. Patterson has served as Chairman of the Board and Chief Executive Officer of the Company since April 1990 and as Chairman of the Board and Chief Executive Officer of The Palmetto Bank, a wholly-owned subsidiary of the Company ("The Palmetto Bank"), since March 1986. From April 1990 to April 1994, he served as Chairman of the Board and President of the Company, and from 1982 to April 1990 he served as President of the Company. Mr. Patterson also served as Chairman and President of The Palmetto Bank from January 1978 to February 1986, and as President in 1977.

       Mr. Wasson has been President and Chief Executive Officer of Laurens Electric Cooperative, Inc. since 1975.

       Mr. Moore was appointed as a Director of the Company in September 1997. Mr. Moore, currently an investor, is the former President of Reeves Brothers, Inc., in Spartanburg, South Carolina.

       Mr. Davis was owner and President of Palmetto Spinning Corporation ("PSC"), where he was employed from 1969 to 1995. Mr. Davis sold PSC to Martin Color-fi, Inc. in 1994 and retired in 1995.

       Mr. George has been General Manager of George Motor Company in Laurens, South Carolina, since 1964.

       Mr. Glenn has been a partner with the law firm of Glenn, Haigler & Maddox since 1992. From 1983 to 1992 he was a sole practitioner in Anderson, South Carolina.

       Ms. Smith was appointed as Director in September 1997. She has been the Director of Annual Giving for Clemson University since 1986.

       Mr. Gramling has served as Vice President and Secretary of Gramling Brothers, Inc., a diversified orchard business, since 1965, and has been the President of Gramling Brothers, Inc. Real Estate, a real estate sales and development company in Gramling, South Carolina, since 1970.

       Mr. Shoemaker has been a member with the law firm of Wyche, Burgess, Freeman and Parham, P.A., in Greenville, South Carolina, since 1965. Mr. Shoemaker also serves as a director of One Price Clothing Stores, Inc., Ryan"s Family Steak Houses, Inc., and Span-America Medical Systems, Inc.

       Mr. Stringer has served as President and Chief Operating Officer of the Company since April 1994 and as President and Chief Operating Officer of The Palmetto Bank, since March 1986. From April 1990 to April 1994, he served as Executive Vice President of the Company, and from 1982 to April 1990 he served as Vice President of the Company. Mr. Stringer also has served as Executive Vice President of The Palmetto Bank from May 1981 to February 1986, as Senior Vice President from July 1978 to April 1981, and as Vice President from January 1977 to June 1978. Mr. Stringer also serves as Vice Chairman of the South Carolina Student Loan Corporation and a trustee of the South Carolina Bankers Employee Benefit Trust. Mr. Stringer served as Chairman of the South Carolina Bankers Association from 1996-1997, and is currently a director.

       Mr. Snead was appointed as Director in September 1997. Mr. Snead is the owner and President of Snead Builders Supply Company, Incorporated in Greenwood, South Carolina.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Board of Directors held eleven meetings in 1999. The Board of Directors has an Audit and Examining Committee which reviews the audit plan, the results of the audit engagement of the Company's accountants, the scope and results of the Company's procedures for internal auditing and internal control, and the internal audit reports of the Company. The Audit Committee is currently comprised of Messrs. Davis, Wasson, and Moore. Mr. Davis serves as Chairman. The Audit Committee formally met once during 1999.

       The Board of Directors has a Compensation Committee which reviews the Company's compensation policies and benefit plans and makes recommendations regarding senior management compensation. Its report is set forth herein. The Compensation Committee is currently comprised of Messrs. Cannon, Shoemaker and Wasson. Mr. Shoemaker serves as Chairman. The Compensation Committee met three times during 1999. No members of the Compensation Committee are officers or employees of the Company.

       The Board of Directors has a Trust Committee, which reviews the operation of the Company's Trust Department. The Trust Committee is currently comprised of Ms. Smith, and Messrs. Snead and George. Mr. George serves as Chairman. The Trust Committee met eleven times during 1999.

       The Board of Directors has a Credit Committee, which reviews certain loan applications and other credit matters. The Credit Committee is currently comprised of Messrs. Gramling, Stringer, and Glenn. Mr. Gramling serves as Chairman. The Credit Committee met eleven times during 1999.

       The Company does not have a Nominating Committee. The functions typically performed by a Nominating Committee were performed by the entire Board of Directors. Mr. Patterson serves ex officio on all committees.


                               EXECUTIVE OFFICERS

       The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. The following persons serve as executive officers of the Company.


                                       COMPANY OFFICES                                      COMPANY
NAME                       AGE         CURRENTLY HELD                                       OFFICER SINCE
----                       ---         --------------                                       -------------
L. Leon Patterson          58          Chief Executive Officer                                   1982

Paul W. Stringer           56          President and Chief Operating Officer                     1982

Ralph M. Burns, III        49          Treasurer                                                 1982


BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

       Mr. Patterson's business experience is set forth above under "Business Experience of Nominees and Directors."

       Mr. Stringer's business experience is set forth above under "Business Experience of Nominees and Directors."

       Mr. Burns has served as Treasurer of the Company since April 1998. Mr. Burns served as a Vice President of the Company from April 1990 until April 1998. Mr. Burns also has served as Executive Vice President of The Palmetto Bank since September 1999. From January 1982 until September 1999, he served as Senior Vice President and Cashier of The Palmetto Bank, and from January 1978 to December 1981, he served as Assistant Vice President and Cashier of The Palmetto Bank, and from January 1976 to December 1977, he served as Assistant Cashier of The Palmetto Bank.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

         During 1999 directors received an annual fee of $10,700, which includes a retainer fee of $3,500. However, if a director misses more than one directors' meeting and such absence(s) is not excused by the Company, the Company reduces such fee by $600 for each unexcused absence. In accordance with the preceding, all directors received the full annual fee due to no unexcused absences. The Company feels that these payments are an appropriate reflection of their service as directors and the number of directors' meetings attended. SEE Election of Directors -- Meetings and Committees of the Board of Directors.


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION TO EXECUTIVE OFFICERS

         The following table shows the cash compensation paid by the Company, as well as certain other compensation paid or accrued, to the Company's Chief Executive Officer and to the executive officers of the Company who earned in excess of $100,000 per year in compensation (in all capacities) (collectively, the "Named Executive Officers") for the years ending December 31, 1999, 1998 and 1997.



                                                SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                    Compensation
                                                                                    ------------
                                                                                     Securities
          Name and                                                  Other Annual     Underlying        All Other
     Principal Position                    Salary        Bonus      Compensation       Options        Compensation
        during 1999             Year         ($)          ($)            ($)         Granted (#)          ($)
     ------------------        -------    -----------    -------    ------------     -----------      ------------
 L. Leon  Patterson,              1999        212,400     56,498      10,700(1)          -0-            47,731 (3)
 Chairman of the Board and        1998        198,500     41,685      9,000(1)         36,000           47,731
 Chief Executive Officer          1997        182,000     43,698      9,000(1)           -0-            67,354

 Paul W. Stringer,                1999       175,000      46,550      10,700(1)          -0-            34,877 (4)
 Director, President and          1998       163,000      34,230      9,000(1)         30,000           34,886
 Chief Operating Officer          1997       150,000      36,015      9,000(1)           -0-            42,164


 Ralph M. Burns, III,             1999        94,333      26,600         (2)             -0-              -0-
 Treasurer                        1998        88,400      18,564         (2)           18,000             -0-
                                  1997        85,000      20,409         (2)             -0-            10,182

-------------------------


(1) Included in other annual compensation for Mr. Patterson and Mr. Stringer is the annual fee they received for their service as directors.

(2) Certain amounts may have been expended by the Company which may have had value as a personal benefit to the executive officer. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of such executive officer.

(3) This amount is comprised of premiums paid by the Company on behalf of Mr. Patterson with respect to life insurance not generally available to all Company employees.

(4) This amount is comprised of premiums paid by the Company on behalf of Mr. Stringer with respect to life insurance not generally available to all Company employees.

STOCK OPTIONS

         The Company made no option grants with respect to the Common Stock of the Company to the named Executive Officers in 1999.


OPTION EXERCISES

         The following table sets forth information with respect to the Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES


                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                                                            OPTIONS AT 1999 FISCAL     MONEY OPTIONS AT 1999 FISCAL
                                                                 YEAR-END (#)                   YEAR-END ($) (2)
                                                                 ------------                   ----------------
                              SHARES         VALUE
                            ACQUIRED ON     REALIZED              EXERCISABLE\                  EXERCISABLE\
NAME                        EXERCISE (#)      ($)(1)              UNEXERCISABLE                 UNEXERCISABLE
----                        ------------      ------              -------------                 -------------
L. Leon Patterson                      0           $ 0          14,400\21,600                  $198,000\297,000

Paul W. Stringer                       0             0          12,000\18,000                  $165,000\247,500

Ralph M. Burns III                 1,400        13,650           5,800\10,800                  $79,750\148,500


(1) Based on the difference between the option exercise price and the current trading price of the Company's stock at the date of exercise.
(2) Based on the difference between the option exercise price and the current trading price of the Company's stock at December 31, 1999.

                                  PENSION PLAN

           The following table sets forth the estimated annual benefits (in single-life annuity amounts) payable upon normal retirement in fiscal year 1999 to participants whose highest average five-year earnings and years of service are as listed. The table assumes integration at the current wage base of $72,600. At the end of 1999, the individuals named in the Summary Compensation Table above will have had the following final average compensation credited for purposes of the Pension Plan and number of years of service: Mr. Patterson, $235,813, 32 years; Mr. Stringer, $193,951, 30 years; and Mr. Burns, $108,370,
24 years.


                               PENSION PLAN TABLE

                                                                Years of Service

       Remuneration                5                 10                  20              25           30              35
---------------------------------------------------------------------------------------------------------------------------
              $10,000            $ 575             $ 1,150             $ 2,300      $ 2,875      $ 3,450           $ 4,025

               20,000            1,150               2,300               4,600        5,750        6,900             8,050

               40,000            2,526               5,051              10,102       12,628       15,153            17,679

               60,000            4,326               8,651              17,302       21,628       25,953            30,279

               80,000            6,126              12,251              24,502       30,628       36,753            42,879

              100,000            7,926              15,851              31,702       39,628       47,553            55,479

              120,000            9,726              19,451              38,902       48,628       58,353            68,079

              140,000           11,526              23,051              46,102       57,628       69,153            80,679

         160,000 + up           13,326              26,651              53,302       66,628       79,953            93,279


           The base compensation and any bonuses are covered by the Pension Plan. There is no variation between the compensation covered by the Pension Plan and the amounts listed in the Summary Compensation Table. The benefits of the Pension Plan are based on straight-life annuity amounts, and are not subject to any deduction for Social Security or other offset amounts.


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

           Decisions with respect to the compensation of the Company's executive officers are made by the Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. All decisions of the Compensation Committee relating to the compensation matters are reviewed by the full Board of Directors. Set forth below is a report submitted by the Compensation Committee which addresses the Company's compensation policies for 1999 with respect to Mr. Patterson as CEO, and Messrs. Stringer, and Burns, who represent all executive officers of the Company who earned in excess of $100,000 during 1999.

COMPENSATION COMMITTEE REPORT

GENERAL COMPENSATION POLICIES AND SPECIFIC GUIDELINES. The Compensation Committee believes that compensation arrangements should be structured so as to provide competitive levels of compensation that integrate pay with the Company's performance goals. The Company has in place a Senior Management Incentive Plan (the "Bonus Plan"), which establishes a point system that determines incentive cash awards based on the extent to which the Company met certain performance goals adopted by the Compensation Committee. The Bonus Plan provides that the twelve members of senior management who are designated each year by the Compensation Committee (the "Senior Executives") will receive up to 35% of their base salary in incentive cash compensation if 100% of the performance goals were met and exceeded by specified amounts. For 1999, the Compensation Committee adopted seven performance goals, including return on assets, return on equity, net interest margin, net overhead ratio, net charge-off ratio, deposit growth and loan growth.

         Base salaries were set by the Board, after recommendation by the Compensation Committee. They were intended to reflect individual performance and responsibility and to represent compensation believed by the Compensation Committee to be appropriate for the Senior Executives.

RELATIONSHIP OF PERFORMANCE TO EXECUTIVE COMPENSATION. As described above, Company performance was an integral part in determining the compensation of Senior Executives. Assuming that 100% of the performance goals are met each year, approximately 35% of a Senior Executive's total compensation will consist of incentive payments made pursuant to the Bonus Plan. In 1999, five of the seven performance goals were met or exceeded. Internal goals are the Company's means of judging its performance.

COMPENSATION PAID DURING 1999. Compensation paid the Company's executive officers in 1999 consisted of the following elements: base salary and bonus.

         Based on Company performance, twelve executive officers, including the Senior Executives, earned bonuses equal to 27% of their base salary at December 31, 1999, pursuant to the Bonus Plan.

OTHER COMPENSATION PLANS AND COMPENSATION. The Company has adopted certain executive officer life insurance plans and certain broad-based employee benefit plans in which Senior Executives participate. The value of these items is set forth in the Summary Compensation Table above under the "All Other Compensation" heading. Executive officers also may have received perquisites in connection with their employment. However, such perquisites totaled less than 10% of their cash compensation in 1999. The foregoing benefits and compensation are not directly or indirectly tied to Company performance.

MR. PATTERSON'S 1999 COMPENSATION. Mr. Patterson's 1999 compensation consisted of a base salary, cash bonus, split-dollar life insurance and supplemental life insurance policies, and certain perquisites (which did not exceed 10% of his base salary and bonus) and the various forms of other compensation set forth in the preceding paragraph that were available generally to all employees. Mr. Patterson's base salary was $212,400 in 1999, as recommended by the Compensation Committee to the Board of Directors. Mr. Patterson also received $10,700 in annual fees for his service as director, which is included in the Summary Compensation Table above under the "Other Annual Compensation" heading. Mr. Patterson's cash bonus was determined in accordance with the Bonus Plan and was 27% of his base salary, or $56,498, for 1999.

COMPENSATION COMMITTEE:
James M. Shoemaker, Jr., Chairman
James A. Cannon
J. David Wasson, Jr.

                               [Performance Graph]

                            PALMETTO BANCSHARES, INC.
                       ANNUAL INCREASE OF $100 INVESTMENT
                     December 31, 1994 to December 31, 1999

                      Palmetto Bancshares Stock Price plus
                                                    Dividend
                      Initial         Value          Value            %         Investment
                    Investment      Beginning         End         Increase          End
  ---------------- -------------- -------------- -------------- -------------- --------------
  12/31/94                                                                       100.00
  12/31/95             100.00         5.92           6.78         14.44%         114.44
  12/31/96             114.44         6.78          10.14         49.67%         164.11
  12/31/97             164.11        10.14          14.19         39.94%         204.05
  12/31/98             204.05        14.19          18.75         32.14%         236.19
  12/31/99             236.19        18.75          22.59         20.48%         256.67
                          NASDAQ COMPOSITE MARKET INDEX
                       ANNUAL INCREASE OF $100 INVESTMENT
                     December 31, 1994 to December 31, 1999

                                      NASDAQ Market Index Stock Price

                      Initial         Price          Price            %         Investment
                    Investment      Beginning         End         Increase          End
  ---------------- -------------- -------------- -------------- -------------- --------------
  12/31/94                                                                            100.00
  12/31/95                100.00         751.96       1,052.13         39.92%         139.92
  12/31/96                139.92       1,052.13       1,291.03         22.71%         162.62
  12/31/97                162.62       1,291.03       1,570.35         21.64%         184.26
  12/31/98                184.26       1,570.35       2,192.69         39.63%         223.89
  12/31/99                223.89       2,192.69       4,069.31         85.59%         309.48
                           NASDAQ BANK COMPOSITE INDEX
                       ANNUAL INCREASE OF $100 INVESTMENT
                     December 31, 1994 to December 31, 1999

                                      NASDAQ Market Index Stock Price

                      Initial         Price          Price            %         Investment
                    Investment      Beginning         End         Increase          End
  ---------------- -------------- -------------- -------------- -------------- --------------
  12/31/94                                                                            100.00
  12/31/95                100.00         697.07       1,009.41         44.81%         144.81
  12/31/96                144.81       1,009.41       1,273.46         26.16%         170.97
  12/31/97                170.97       1,273.46       2,083.22         63.59%         234.55
  12/31/98                234.55       2,083.22       1,838.00        -11.77%         222.78
  12/31/99                222.78       1,838.00       1,691.29         -7.98%         214.80

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company knows of no person who, or group that, owns beneficially more than 5% of the outstanding shares of Common Stock of the Company as of March 3, 2000, except as set forth below:


   NAME AND ADDRESS OF BENEFICIAL      AMOUNT AND NATURE OF        PERCENT OF
             OWNER                     BENEFICIAL OWNERSHIP          CLASS
-----------------------------------   ------------------------   ---------------
L. Leon Patterson                             541,854                8.69%
301 Hillcrest Drive
Laurens, SC 29360

D. Smith Patterson                            318,686                5.11%
831 West Main Street
Laurens, SC 29360

         The information below is furnished as of March 3, 2000 as to the Company's Common Stock owned beneficially or of record by each of the Directors individually, by certain named executive officers and by all Directors and executive officers of the Company as a group. Unless otherwise noted, each person has sole voting power and sole investment power with respect to shares listed.


                                    AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP      PERCENT OF CLASS
-------------------------------- ----------------------- -----------------------
     DIRECTORS

L. Leon Patterson                       541,854(1)                  8.69%

Paul W. Stringer                         71,618(2)                  1.15%

James M. Shoemaker, Jr.                  16,200(6)                    (3)

John T. Gramling, II                     14,000(6)                    (3)

W. Fred Davis, Jr.                       50,060(7)                    (3)

David P. George, Jr.                      6,800(6)                    (3)

James A. Cannon                          17,028(8)                    (3)

J. David Wasson                           9,800(6)                    (3)

Michael D. Glenn                         10,230(6)                    (3)

Ann B. Smith                              3,200(9)                    (3)

William K. Snead                         14,120(4)                    (3)

William S. Moore                         18,200(5)                    (3)


     EXECUTIVE OFFICER

Ralph M. Burns, III                     44,982(10)                    (3)


         DIRECTORS AND EXECUTIVE          818,092              13.12%(11)
         OFFICER AS A GROUP (13 persons)


(1) Mr. Patterson is Chief Executive Officer of the Company. The number of shares shown as beneficially owned by Mr. Patterson includes 31,490 shares in the 401(k) account of Mr. Patterson, 57,964 shares owned by Mr. Patterson's wife, as to which shares Mr. Patterson disclaims beneficial ownership, and 14,400 unissued shares that can be acquired by the exercise of options.

(2) Mr. Stringer is President of the Company. The number of shares shown as beneficially owned by Mr. Stringer includes 25,858 shares in the 401(k) account of Mr. Stringer, 12,000 unissued shares that can be acquired by the exercise of options.

(3) Each of these persons owns less than one percent of the outstanding shares of common stock of the Company.

(4) Mr. Snead is a Director of the Company. The number of shares shown as beneficially owned by Mr. Snead includes 3,534 shares total in separate trust accounts for his two sons and one daughter, as to which he acts as Custodian. The number of shares also includes 1,410 shares owned by Mr. Snead's wife. Mr. Snead disclaims beneficial ownership of the trust account shares and the shares owned by his wife. Also included are 2,000 unissued shares that can be acquired by the exercise of options.

(5) Mr. Moore is a Director of the Company. The number of shares beneficially owned by Mr. Moore includes 600 shares each in trust accounts for the benefit of Mr. Moore's son and daughter. Mr. Moore disclaims beneficial ownership of these shares. Also included are 1,000 unissued shares that can be acquired by the exercise of stock options.

(6) Also included are 2,000 unissued shares that can be acquired by the exercise of options.

(7) Mr. Davis is a Director of the Company. The number of shares beneficially owned by Mr. Davis includes 2,150 shares owned by his wife. Mr. Davis disclaims beneficial ownership of these shares. Also included are 2,000 unissued shares that can be acquired by the exercise of stock options.

(8) Also included are 1,000 shares that can be acquired by the exercise of stock options.

(9) Ms. Smith is a Director of the Company. The number of shares beneficially owned by Ms. Smith includes 500 shares each in trust accounts for her two sons, as to which she acts as custodian. Ms. Smith disclaims beneficial ownership of the trust account shares. Also included are 1,000 unissued shares that can be acquired by the exercise of stock options.

(10) Mr. Burns is Treasurer of the Company. The number of shares shown as beneficially owned by Mr. Burns includes 16,342 shares in the 401(k) account of Mr. Burns, and 5,800 unissued shares that can be acquired by the exercise of options.

(11) The beneficial ownership stated above represents sole voting and investment power, except as indicated in the footnotes above.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the Company's directors and officers are also customers of the Company and have home mortgages, personal credit lines, credit cards, and other loans with the Company. All of these loans were made in the ordinary course of business, were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The law firm of Wyche, Burgess, Freeman & Parham, P.A. serves as general counsel to the Company and receives legal fees from the Company. Mr. Shoemaker, a Director of the Company and Chairman of the Compensation Committee, is a member of such law firm. The Company believes that the terms of its relationship with the law firm are at least as favorable as could be obtained from a third party.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Executive officers, Directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 1999, all required Section 16(a) filings applicable to its executive officers, Directors and greater than 10% beneficial owners were made on a timely basis with the exception of the following. Mr. Davis engaged in a single transaction in 1999 that should have been reported on a Form 4, but was instead reported on a Form 5 filed timely.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Representatives of KPMG LLP, the Company's independent auditor, will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

         Proposals by shareholders for consideration at the 2001 Annual Meeting of Shareholders must be received at the Company's offices at 301 Hillcrest Drive, P. O. Box 49, Laurens, South Carolina 29360, no later than November 17, 2000, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 2001 Annual Meeting. Under the regulations of the Securities and Exchange Commission, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in those regulations are satisfied. Any shareholder desiring to submit a proposal to an annual or special meeting of shareholders shall submit information regarding the proposal, together with the proposal, to the corporation at least 45 days prior to the shareholders meeting at which such proposal is to be presented.


                              FINANCIAL INFORMATION

         THE COMPANY'S 1999 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS CONTEMPORANEOUSLY WITH THESE PROXY MATERIALS. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF MARCH 3, 2000, WHO SO REQUESTS IN WRITING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO PALMETTO BANCSHARES, INC., POST OFFICE BOX 49, LAURENS, SOUTH CAROLINA 29360 ATTENTION: CORPORATE SECRETARY.


                                  OTHER MATTERS

         Management is not aware of any other matter to be brought before the Annual Meeting. If other matters are duly presented for action, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

                                          By order of the Board of Directors,


                                          L. LEON PATTERSON
                                          Chairman
March 17, 2000
Laurens, South Carolina

P
R
O                           PALMETTO BANCSHARES, INC.
X                        ANNUAL MEETING, APRIL 18, 2000
Y

The undersigned shareholder of Palmetto Bancshares, Inc., hereby revoking all previous proxies, hereby appoints L. Leon Patterson and Teresa M. Crabtree and each of them, the attorneys of the undersigned, with power of substitution, to vote all stock of Palmetto Bancshares, Inc. standing in the name of the undersigned upon all matters at the Company's Annual Meeting to be held at The Palmetto Bank, Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina on Tuesday, April 18, 2000 at 3:00 p.m. and at any adjournments thereof, with all powers the undersigned would possess if personally present, and without limiting the general authorization and power hereby given, directs said attorneys or either of them to cast the undersigned's vote as specified below.

1.  ELECTION OF DIRECTORS FOR THREE YEAR TERMS.
[  ]  FOR ALL NOMINEES set forth below                [  ] WITHHOLD AUTHORITY
         (except as marked to the contrary below [  ]):                to vote for all nominees below:

L. Leon Patterson            J. David Wasson, Jr.             William S. Moore

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

2. At their discretion upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PALMETTO BANCSHARES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS ABOVE.

Please sign this Proxy as your name or names appear hereon. If stock is held jointly, signature should appear for both names. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office.

Dated this ____ day of __________________, 2000


____________________________________       _____________________________________
Print Name (and title if appropriate)      Print Name (and title if appropriate)


____________________________________       _____________________________________
Signature                                  Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.